UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

VINCO VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 North Main Street Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Note Private Placement

On January 26, 2022, Cryptyde, Inc., a Nevada company (“Cryptyde”), a wholly owned subsidiary of Vinco Ventures Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Note Securities Purchase Agreement”) with an accredited investor (the “Note Investor”) for the issuance and sale of a Senior Convertible Note with an initial principal amount of $33,333,333 (the “Note”) at a conversion price of $10.00 per share of Cryptyde’s common stock, par value $0.001 (the “Common Stock”), a warrant (the “Warrant”) to purchase up to 3,333,333 shares of Common Stock with an initial exercise price of $10.00 per share of Common Stock (the “Note Private Placement”).

In connection with the Note Private Placement, Cryptyde also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Note Investor, and will enter into a Security Agreement, a Pledge Agreement and various ancillary certificates, disclosure schedules and exhibits in support thereof prior to the closing of the Purchase Agreement.

The following is a brief summary of each of the Note Securities Purchase Agreement and the Registration Rights Agreement. These summaries are not complete, and are qualified in their entirety by reference to the full text of the agreements that are attached as exhibits to this Current Report on Form 8-K. Readers should review those agreements for a more complete understanding of the terms and conditions associated with this transaction.

Note Securities Purchase Agreement

The Note Securities Purchase Agreement provides for the purchase by the Note Investor and the sale by Cryptyde of the Note and the Warrant (collectively, the “Securities”). The Note Securities Purchase Agreement contains representations and warranties of Cryptyde and the Note Investor that are typical for transactions of this type. The representations and warranties made by Cryptyde in the Note Securities Purchase Agreement are qualified by reference to certain exceptions contained in disclosure schedules delivered to the Note Investor. Accordingly, the representations and warranties contained in the Note Securities Purchase Agreement should not be relied upon by third parties who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

The Note Securities Purchase Agreement will close upon the satisfaction of certain conditions of the Note Investor and Cryptyde that are typical for transactions of this type, as well certain other condition including the following:

●	The Company shall have set and publicly announced the record date for the spin-off of Cryptyde from the Company (the “Spin-Off”).

●	Cryptyde shall have entered into an agreement to sell Common Stock or convertible securities generating at least $10,000,000, but no more than $20,000,000, of net proceeds (the “Additional Issuance”).

●	Crytyde will secure the listing or designation for quotation (as the case may be) of all of the Common Stock underlying the Securities (the “Underlying Common Stock”) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be).

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●	Until the earlier of (i) four months after the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) thirty days after certain release conditions in the Note are satisfied, (the “Trigger Date”) Cryptyde will not file a registration statement or an offering statement under the Securities Act of 1933, as amended, relating to securities that are not the Underlying Securities or the Additional Issuance.

●	With exception of the Additional Issuance and warrants to the Placement Agent (defined below), until the Trigger Date Cryptyde will not issue, offer, sell, grant any option or right to purchase, or otherwise dispose of any equity security or any equity-linked or related security, any convertible securities, any debt, any preferred stock or any purchase rights (“Subsequent Placements”).

●	Cryptyde will reserve for the purpose of issuance at least 200% of the maximum number of shares of Common Stock issuable upon conversion of (i) the portion of the Note then outstanding and (ii) the maximum number of Common Stock issuable upon exercise of the portion of the Warrant then outstanding.

●	Until the earlier of (i) the third anniversary of the Spin-Off and (ii) the one-year anniversary of the Spin-Off if as of such date, all of the cash held in the Restricted Funds Account (as defined in the Pledge agreement) under the Note has not been released, Cryptyde will grant the Note Investor certain rights to participate in any Subsequent Placements.

●	So long as any Notes are outstanding, Cryptyde shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of Cryptyde without the prior express written consent of the Note Investor.

The Note Securities Purchase Agreement also obligates Cryptyde to indemnify the Note Investor for certain losses resulting from (1) any misrepresentation or breach of any representation or warranty made by Cryptyde or any subsidiary of Cryptyde, (2) any breach of any obligation of Cryptyde or subsidiary of the Note Securities Purchase Agreement or any agreements and instruments entered into or connection with the Note Securities Purchase Agreement and (3) certain third party claims.

The Note Investor may terminate its obligations under the Note Securities Purchase Agreement if the closing has not occurred by June 30, 2022.

Senior Secured Convertible Note

Cryptyde shall issue the Note upon the Closing. The terms of the Note are summarized below. The Note has the following terms:

Repayment

The Note will have an initial principal amount of $33,333,33 and will be convertible into shares of Common Stock at an initial conversion price of $10.00 per share, subject to adjustment as described below (the “Conversion Price”). The entire outstanding principal balance and any outstanding fees or interest shall be due and payable in full on the third anniversary of the date the note is issued (“Maturity Date”). The Note shall not bear interest, provided, however, that the Note will bear interest at 18% per annum upon the occurrence of an event of default (as described below).

The Maturity Date may be extended at the sole option of the Note Investor for so long as certain events of default is continuing or for so long as an event is continuing that if not cured and with the passage of time would result in an event of default.

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Conversion

The Note will be convertible at the option of the Note Investor into shares of Common Stock at an initial Conversion Price of $10.00 per share, subject to adjustment for stock splits, combinations or similar events. The Note will be convertible immediately upon issuance.

The Note will contain certain limitations on conversion. For example, it provides that no conversion may be made if, after giving effect to the conversion, the Note Investor would own in excess of 9.99% of the Cryptyde’s outstanding shares of Common Stock. This percentage may be increased or decreased to a percentage not to exceed 9.99%, at the option of the Note Investor, except any increase will not be effective until 61-days’ prior notice to Cryptyde.

The Note will impose penalties on Cryptyde for any failure to timely deliver any shares of its Common Stock issuable upon conversion.

Events of Default

The Note will contain a variety of events of default that are typical for transactions of this type, as well as the following events:

●	The failure of any registration statement required by the Registration Rights Agreement to be filed within five trading days after the date required by the Registration Rights Agreement or the failure of any such registration statement to become effective within five trading days after the date required by the Registration Rights Agreement.

●	The lapse or unavailability of any registration statement required by the Registration Rights Agreement for more than 20 consecutive days or more than an aggregate of 40 days in any 365-day period (other than certain allowable grace periods).

●	The suspension from trading or failure of the Common Stock to be listed for trading on an eligible market for more than 5 consecutive trading days or more than an aggregate of 10 trading days in any 365-day period.

●	The failure of Cryptyde to issue shares upon conversion of the Note for more than 5 trading days after the relevant conversion date or a notice of Cryptyde’s intention not to comply with a request for conversion.

●	The failure for 10 consecutive days to have reserved for issuance 200% of the full number of shares issuable upon conversion in accordance to the terms of the Note and the Warrant.

●	The failure for five trading days to pay the Note Investor principal, interest, late charges or other amounts when and as due under the Note.

●	The failure for five Trading Days to remove the restrictive legend on any Common Stock issued to the Note Investor upon conversion of any securities as an when required by the Note Securities Purchase Agreement.

●	The occurrence and failure to cure for three trading days of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $250,000 of indebtedness of Cryptyde or a subsidiary.

●	The invalidity of any material provision of the Security Documents (defined below) or if the enforceability of validity of any material provision of the Security Documents is contested by Cryptyde.

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●	The failure of the Security Documents to perfect or maintain the Note Investor’s first priority security interest.

●	The failure to comply with certain covenants of the Note.

If there is an event of default, then the Investor has the right to request redemption of all or any portion of the Note, at 130% of the sum of the outstanding principal, interest and late fees to be redeemed, provided that if certain conditions specified in the Note are not satisfied, then the Investor has the right to request redemption of all or any portion of the Note, at the greater of (i) 130% of the sum of the outstanding principal, interest and late fees to be redeemed and (ii) the product of (a) the number of shares into which the Note (including all principal, interest and late fees) may be converted and (b) the product of (1) 130% and (2) the greatest closing sale price for the Common Stock beginning on the date immediately preceding the event of default and ending on the date Cryptyde makes the entire payment required to be made upon the redemption.

Fundamental Transactions

The Note will prohibit Cryptyde from entering into certain transactions involving a change of control, unless the successor entity assumes in writing all of the obligations of Cryptyde under the Note and the other transaction documents.

In the event of such a transaction, the Note Investor will have the right to request redemption of the Note, at the greater of (i) 130% of the sum of the amount of principal, interest and late fees to be redeemed; and (ii) the product of (x) 130% and (y) the product of (1) the sum of the amount of principal, interest and late fees to be redeemed and (2) the quotient determined by dividing (A) the greatest closing sale price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (a) the consummation of the applicable change of control and (b) the public announcement of such change of control and ending on the date the Note Investor delivers a change of control redemption notice by (B) the Conversion Price; or; (iii) the product of (x) 130% and (y) the product of (1) the sum of the amount of principal, interest and late fees to be redeemed multiplied by (2) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock to be paid to the holders of the shares of Common Stock upon consummation of such change of control divided by (II) the Conversion Price.

If the Investor does not exercise its redemption right with respect to the entirety of the Note, subject to certain conditions, Cryptyde may redeem the entirety of the Note for 150% of the sum of the amount of principal, interest and late fees.

Redemption

At any time 90 days after the Spin-Off provided certain conditions specified in the Note are not satisfied, or 120 days after the closing of the Securities Purchase Agreement if the Spin-Off has not been consummated by such date, the Investor may require Cryptyde to redeem all or any portion of the original principal amount of the Note for a price equal to the amount of principal to be redeemed plus all accrued but unpaid interest and late fees.

Covenants

The Note will contain a variety of covenants on the part of Cryptyde that are typical for transactions of this type, as well as the following covenants:

●	The Note will rank senior to all other indebtedness of Cryptyde.

●	Cryptyde will not incur other indebtedness, except for certain permitted indebtedness.

●	Cryptyde will not incur any liens, except for certain permitted liens.

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●	Cryptyde will not, directly or indirectly, redeem or repay all or any portion of any permitted indebtedness if at the time such payment is due or is made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an event of default has occurred and is continuing.

●	Cryptyde will not redeem, repurchase or pay any dividend or distribution on its Common Stock or any other capital stock.

Warrant

The Warrant will be immediately exercisable and, in the aggregate, will entitle the Note Investor to timely purchase up to 3,333,333 shares of Common Stock. The Warrant has an initial exercise price of $10.00 per share payable in cash, or while each share of Common Stock issuable upon exercise of the Warrants is not registered for resale with the SEC or such registration statement is not available for resale, by way of a “cashless exercise.” The Warrants will expire on the fifth anniversary of the date on which the Common Stock becomes registered under the Exchange Act.

Similar to the Note, the Warrants will require payments to be made by Cryptyde for failure to deliver the shares of Common Stock issuable upon exercise. The Warrants also contain similar limitations on exercise, including the limitation that the Note Investor may not exercise its Warrants to the extent that upon exercise the Note Investor, together with its affiliates, would own in excess of 9.99% of the Cryptyde’s outstanding shares of Common Stock (subject to an increase or decrease, upon at least 61-days’ notice by the Note Investor to Cryptyde, of up to 9.99%).

Anti-Dilution Protection

The exercise price of the Warrants and the number of shares issuable upon exercise of the Warrants will be subject to adjustments for stock splits, combinations or similar events. In addition, the exercise price of the Warrants will also subject to anti-dilution adjustment which, in the event that Cryptyde issues or is deemed to have issued certain securities at a price lower than the then applicable exercise price, immediately reduces the exercise price of the Warrants to equal the price at which the Cryptyde issues or is deemed to have issued its Common Stock.

Fundamental Transactions

Cryptyde may not enter into a transaction involving a change of control unless the successor entity assumes the obligations of Cryptyde under the Warrant and the successor entity is a publicly traded corporation whose common stock is quoted on or listed on one of the exchanges specified in the Warrant. Upon the occurrence of a transaction involving a change of control, the holders of the Warrants will have the right, among others, to have the Warrant repurchased for a purchase price in cash equal to the Black-Scholes value (as calculated pursuant to the Warrants) of the then unexercised portion of the Warrants.

Purchase Rights

If Cryptyde issues options, convertible securities, warrants, stock, or similar securities to holders of its Common Stock, any holder of the Warrants shall have the right to acquire the same as if it had exercised its Warrants.

Participation Rights

The Investor is entitled to receive any dividends paid or distributions made to the holders of the Common Stock on an “as if exercised” to Common Stock basis with respect to 75% of the shares underlying the Warrant.

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Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Cryptyde agreed to file a registration statement with the SEC covering the resale of all of the Common Shares underlying the Note and 200% of the Common Stock Warrant on or before the 10th calendar day following the closing of the Note Securities Purchase Agreement and to cause such registration statement to be declared effective by the SEC on or before the distribution of all of the shares of the Cryptyde’s common stock owned by the Company to stockholders of the Company (the “Effectiveness Date”). If (i) the registration statement is not filed by the Filing Deadline or declared effective by the Effectiveness Deadline, (ii) the sales of all of the securities required be included on such registration statement cannot be made pursuant to such registration statement, or (iii) the registration statement is not effective for any reason and either (x) Cryptyde fails for any reason to satisfy the requirements of Rule 144(c)(1), or (y) Cryptyde has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and Cryptyde shall fail to satisfy any condition set forth in Rule 144(i)(2), then Cryptyde shall pay to the Note Investor in an amount equal to 2% of the aggregate purchase price paid by the Note Investor on the day of delinquency and each 30th day of delinquency thereafter.

Pursuant to the Registration Rights Agreement, Cryptyde must maintain the effectiveness of the registration statement from the effective date until the date on which all securities registered under the registration statement have been sold, or are otherwise able to be sold pursuant to Rule 144 without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, subject to Cryptyde’s right to suspend or defer the use of the registration statement in certain events.

Security Documents

Pursuant to the Note Securities Purchase Agreement, Crytyde, and its subsidiaries, as applicable, shall provide guarantee agreements, a pledge agreement, a control agreement and all financing statements, security agreements, pledges, assignments, opinions of counsel, and all other documents requested by the collateral agent to create, perfect, and continue perfected or to better perfect the collateral agent’s security interest in and liens on the Restricted Funds Account (as defined in the pledge agreement) and all of the funds therein, and in order to fully consummate all of the transactions contemplated hereby and under the other transaction documents.

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Equity Private Placement

On January 26, 2022, Cryptyde and the Company, with respect to certain sections, entered into a Securities Purchase Agreement (the “Equity Securities Purchase Agreement”) with an accredited investor (the “Equity Investor”) for the issuance of a (i) 1,500,000 shares of Common Stock, and (ii) a warrant (the “Equity Investor Warrant”) to purchase up to 1,500,000 shares of Common Stock with an exercise price of $8.00 per share of Common Stock (the “Equity Private Placement”).

The consideration to be paid to Cryptyde under the Equity Securities Purchase Agreement is $12,000,000. The Equity Securities Purchase Agreement will close upon the satisfaction of certain conditions of the Equity Investor and Cryptyde that are typical for transactions of this type, as well as: (i) closing conditions to the Spin-Off have been satisfied or waived, and (ii) the Common Stock shall be approved for Trading on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange.

The Equity Securities Purchase Agreement contains covenants on the part of Cryptyde that are typical for transactions of this type, including that Cryptyde will reserve for the purpose of issuance at least 100% of the maximum number of shares of Common Stock issuable upon conversion of the Equity Investor Warrant. In addition, under the Equity Securities Purchase agreement, Cryptyde will grant the Equity Investor certain rights to participate in any Subsequent Placements for the same duration as the participation right pursuant to the Note Securities Purchase Agreement.

The Equity Investor Warrant will be immediately exercisable and, in the aggregate, will entitle the Equity Investor to purchase up to 1,500,00 shares of Common Stock. The Warrant has an initial exercise price of $8.00 per share payable in cash, or while each share of Common Stock issuable upon exercise of the Warrants is not registered for resale with the SEC or such registration statement is not available for resale, by way of a “cashless exercise.” The Warrants will expire on the fifth anniversary of the date on which the Common Stock becomes registered under the Exchange Act. The other terms of the Equity Investor Warrant are substantially the same of the Warrant described above.

Palladium Capital Group, LLC (the “Placement Agent”) acted as placement agent for the Note Private Placement and the Equity Private Placement. For the Note Private Placement, the Placement Agent is to receive (i) upon closing cash compensation of $2,400,000 (8% of the gross proceeds to Cryptyde) (ii) upon closing a Warrant to purchase up to 533,333 shares of Common Stock (8% of the shares of Common Stock underlying the Note and 8% of the Note Investor Warrant). For the Equity Private Placement, the Placement Agent is to receive (i) upon closing cash compensation of $960,000 (8% of the gross proceeds to Cryptyde) (ii) upon closing a Warrant to purchase up to 240,000 shares of Common Stock (8% of the of the shares of Common Stock issued and 8% of the shares of Common Stock underlying the Equity Investor Warrant).

The Note Securities Purchase Agreement, Note Investor Warrant, the Registration Rights Agreement, the Note, the Pledge Agreement, the Equity Securities Purchase Agreement and the Equity Investor Warrant are attached as Exhibits 10.1, 10.2, 10.3, 10.4,10.5, 10.6, and 10.7, respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the documents and agreements described. However, those documents and agreements, including, without limitation, the representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

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The foregoing provides only brief descriptions of the material terms of the Note Securities Purchase Agreement, the Note Investor Warrant, the Registration Rights Agreement, the Note, the Pledge Agreement, the Equity Securities Purchase Agreement and the Equity Investor Warrant and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Note Securities Purchase Agreement, the Note Investor Warrant, the Registration Rights Agreement, the Note, the Pledge Agreement, the Equity Securities Purchase Agreement and the Equity Investor Warrant filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required to be disclosed under this Item 2.03 is set forth above under Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

On January 26, 2022, Cryptyde entered into the Note Securities Purchase Agreement to issue the Note and the Warrant described in Item 1.01 of this Current Report on Form 8-K in exchange for aggregate gross proceeds of $30,000,000.

On January 26, 2022, Cryptyde entered into the Warrant Securities Purchase Agreement to issue the Equity Investor Warrant and Common Stock described in Item 1.01 of this Current Report on Form 8-K in exchange for aggregate gross proceeds of $12,000,000.

Cryptyde will issue the Placement Agent 773,333 warrants to purchase Common Stock in connection with the Note Private Placement and the Equity Private Placement.

The details of this transactions are described in Item 1.01, which is incorporated in its entirety by this reference into this Item 3.02.

The information required to be disclosed under this Item 3.02 is set forth above under Item 1.01.

The Common Stock, the Note, the Note Investor Warrant, the Equity Investor Warrant, and the warrants issued to the Placement Agent will be issued to accredited investors in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 promulgated by the SEC thereunder.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Note Securities Purchase Agreement
10.2	Form of Note Investor Warrant
10.3	Registration Rights Agreement
10.4	Form of Note to be issued to Note Investor
10.5	Form of Pledge Agreement
10.6	Equity Securities Purchase Agreement
10.7	Form of Warrant to be issued to Equity Investor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2022

VINCO VENTURES, INC.

By:	/s/ Lisa King
Name:	Lisa King
Title:	Chief Executive Officer

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